EXHIBIT 1

                             JOINT FILING AGREEMENT

     By this Agreement, the undersigned agree that this Statement on Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Partner Communications Company Ltd. is being filed on behalf of each of us.

DATED: November 9, 2009

                                               SCAILEX CORPORATION LTD.


                                               By: /s/ Yahel Shachar
                                               ---------------------------------
                                               Name: Yahel Shachar
                                               Title: CEO

                                               SCAILEX CORPORATION LTD.


                                               By: /s/ Shachar Rachim
                                               ---------------------------------
                                               Name: Shachar Rachim
                                               Title: CFO

                                               SUNY ELECTRONICS LTD.


                                               By: /s/ Ilan Ben Dov
                                               ---------------------------------
                                               Name: Ilan Ben Dov
                                               Title: Chairman of the Board

                                               SUNY ELECTRONICS LTD.


                                               By: /s/ Shachar Rachim
                                               ---------------------------------
                                               Name: Shachar Rachim
                                               Title: CFO

                                               BEN DOV HOLDINGS LTD.


                                               By: /s/ Ilan Ben Dov
                                               ---------------------------------
                                               Name: Ilan Ben Dov
                                               Title: Director

                                               ILAN BEN DOV


                                               /s/ Ilan Ben Dov
                                               ---------------------------------